ARIEL

Earnings Release

FY & Q4 2023 Results

July 28, 2023

Pampers

NyQuil

INTEGRATED GROWTH STRATEGY

WELL-POSITIONED FOR THE FUTURE

PORTFOLIO
PERFORMANCE DRIVES BRAND CHOICE
SUPERIORITY
TO WIN WITH CONSUMERS
ORGANIZATION
EMPOWERED • AGILE ACCOUNTABLE
LEAN INNOVATION
BRAND BUILDING
SUPPLY CHAIN
DIGITIZATION & DATA ANALYTICS
CONSTRUCTIVE DISRUPTION
ACROSS OUR BUSINESS
PRODUCTIVITY
TO FUEL INVESTMENTS

FY 2023
HIGHLIGHTS

Execution of our integrated strategy continues to yield strong sales, earnings and cash results in a very difficult operating environment.

Organic sales grew 7%. This was our 5th consecutive year of 5% or better organic sales growth.

Growth was broad-based, with all 10 product categories growing organic sales.

Global aggregate value share was in-line with prior year, with 29 of our top 50 category/country combinations holding or growing share.

Core earnings per share grew 2% versus the prior year. Excluding foreign exchange, core earnings per share grew 11%.

FY 2023 RESULTS

	FY '23
Organic Sales Growth	+7%
Organic Volume Growth	-3%
EPS Growth	+2%
Currency Neutral EPS Growth	+11%
Adjusted Free Cash Flow Productivity	95%

ORGANIC SALES GROWTH
ANNUAL PROGRESSION

Pricing contributed 9 points to organic sales growth. Mix contributed 1 point. Organic volume declined 3 points.

8%
6%
4%
2%
0%
1%
2%
1%
5%
6%
6%
7%
7%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23

CORE EPS GROWTH
ANNUAL PROGRESSION

• Gross margin	+50 basis points
• Operating margin	-10 basis points
• Total productivity savings	+240 basis points

15%
10%
5%
0%
-5%
-2%
7%
8%
7%
13%
11%
3%
2%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23

CURRENCY NEUTRAL CORE EPS GROWTH
ANNUAL PROGRESSION

- Gross margin ex-FX +100 basis points
- Operating margin ex-FX +100 basis points

20%
15%
10%
5%
0%
7%
11%
6%
15%
17%
11%
5%
11%
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23

GLOBAL MARKET SHARES

TOP 50 Category/
Country Combinations
17
23
26
33
30
32
38
29
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FYTD
Grew/Held Value Share

Global P&G Monthly
Value Share vs. Year Ago
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
Jul
Oct
Jan
Apr

Share data through May 2023

RETURNING VALUE TO SHAREOWNERS

DIVIDEND PAYMENTS	DIVIDEND INCREASES	ADJUSTED FREE CASH FLOW PRODUCTIVITY	CASH RETURNED TO OWNERS via Dividends & Share Repurchase
133 Consecutive Years	67 Consecutive Years	101% P10Y AVG	$145 Bn P10Y

P&G

Q4 FY 2023 RESULTS

	Q4 FY '23
Organic Sales Growth	+8%
Organic Volume Growth	-1%
EPS Growth	+13%
Currency Neutral EPS Growth	+22%
Adjusted Free Cash Flow Productivity	136%

ORGANIC SALES GROWTH
Q4 FY 2023 RESULTS

Pricing contributed 7 points to organic sales growth. Mix contributed 2 points. Organic volume declined 1 point.

10%
5%
0%
4%
6%
10%
7%
7%
5%
7%
8%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23

CORE EPS GROWTH
Q4 FY 2023 RESULTS

• Gross margin	+380 basis points
• Operating margin	+190 basis points
• Total productivity savings	+430 basis points

15%
10%
5%
0%
-5%
-1%
1%
6%
7%
-2%
-4%
3%
13%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23

CURRENCY NEUTRAL CORE EPS GROWTH
Q4 FY 2023 RESULTS

- Gross margin ex-FX +450 basis points
- Operating margin ex-FX +310 basis points

25%
20%
15%
10%
5%
0%
-5%
-3%
2%
10%
14%
7%
5%
13%
22%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23
Q2 FY '23
Q3 FY '23
Q4 FY '23

Q4 FY 2023 RESULTS
BEAUTY SEGMENT

Organic Sales
11%
Organic Volume
-1%
Net Earnings
12%
Constant Currency Net Earnings
22%

- Topline: +8% Pricing, +4% Mix, -1% Volume
- Share: Global Skin & Personal Care value share increased 0.3 points and Global Hair Care value share decreased 0.5 points versus year ago.
- Net Earnings: Sales growth was partially offset by marketing investments.

Q4 FY 2023 RESULTS
GROOMING SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
8%
-1%
12%
23%

- Topline: +9% Pricing, flat Mix, -1% Volume
- Share: Global Grooming value share increased 1.1 points versus year ago.
- Net Earnings: Sales growth and productivity savings were partially offset by negative gross margin mix and foreign exchange.

Q4 FY 2023 RESULTS
HEALTH CARE SEGMENT

Organic Sales
5%
Organic Volume
-3%
Net Earnings
3%
Constant Currency Net Earnings
12%

- Topline: +6% Pricing, +2% Mix, -3% Volume
- Share: Global Oral Care value share increased 0.3 points and Global Personal Health Care value share increased 0.5 points versus year ago.
- Net Earnings: Sales growth partially offset by foreign exchange, commodities, and negative gross margin mix.

Q4 FY 2023 RESULTS
FABRIC & HOME CARE SEGMENT

Organic Sales
8%
Organic Volume
-2%
Net Earnings
20%
Constant Currency Net Earnings
26%

- Topline: +6% Pricing, +3% Mix, -2% Volume
- Share: Global Fabric Care value share decreased 0.7 points and Global Home Care value share increased 0.9 points versus year ago.
- Net Earnings: Sales growth, favorable mix and productivity savings partially offset by marketing investments.

Q4 FY 2023 RESULTS
BABY, FEMININE and FAMILY CARE SEGMENT

Organic Sales
9%
Organic Volume
0%
Net Earnings
40%
Constant Currency
Net Earnings
47%

- Topline: +8% Pricing, +2% Mix, flat Volume
- Share: Global Baby Care value share decreased 0.2 points, Global Feminine Care share increased 0.6 points and Global Family Care share increased 0.2 points versus year ago.
- Net Earnings: Sales growth and productivity savings partially offset by marketing investments.

FY 2024 Guidance

PANTENE
FAIRY
MAX
DAWN
Gain
OLAY
VITAMIN C
always
BRAUN
Bounty
The Quicker Picker Upper
Tide
HYGIENIC CLEAN
Pampers
swaddlers
Charmin
Ultra Soft
Lenor
Oral-B
iO
whisper
NyQuil
SEVERE
Downy
Gillette
Crest
GUM
SK-II

FY 2024 Guidance
SALES

- Organic sales growth +4% to +5%
- Net sales growth +3% to +4%
  - Includes a one percent negative impact from foreign exchange

	FY '24
Organic Sales Growth	+4% to +5%
Net Sales Growth	+3% to +4%

FY 2024 Guidance
EARNINGS PER SHARE

- Core and all-in EPS growth +6% to +9%
  - Outlooking $0.8bn after-tax tailwind from commodities.
  - Outlooking $0.4bn after-tax headwind from foreign exchange.
  - Outlooking $0.2bn after-tax headwind from higher net interest expense.
  - 3-point foreign exchange headwind results in constant currency EPS growth of +9% to +12%
- Core effective tax rate approximately 20%

	FY '24	***FY '23 Base Period EPS***
Core EPS Growth	+6% to +9%	*$5.90*
All-in EPS Growth	+6% to +9%	*$5.90*

FY 2024 Guidance
CASH GENERATION AND USAGE

• Adjusted Free Cash Flow Productivity:	90%
• Capital Spending, % Sales:	~5%
• Dividends:	>$9bn
• Direct Share Repurchase:	$5 to $6bn

FY 2024 Guidance
SUMMARY

Metric	FY 2024 Guidance
Organic Sales Growth	+4% to +5%
Net Sales Growth	+3% to +4%
Core EPS Growth	+6% to +9%
All-In EPS Growth	+6% to +9%
Currency Neutral EPS Growth	+9% to +12%
Adjusted Free Cash Flow Productivity	90%
Capital Spending, % of Sales	~5%
Dividends	>$9bn
Direct Share Repurchase	$5 to $6bn

FY 2024 Guidance
POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

- Significant deceleration of market growth rates
- Significant, additional currency weakness
- Significant commodity cost increases
- Major supply chain disruption or store closures
- Additional geo-political disruptions and economic volatility

ESG RESOURCES

ESG for Investors Website – pginvestor.com/esg

- Climate
- Waste
- Water
- Nature
- TCFD
- SASB
- CDP
- GRI
- UN SDGs

- Equality & Inclusion
- Advocating for Equality
- Policies & Practices
- Community Impact
- Employee Representation
- Board Diversity
- EEO-1

- Commitment to Governance
- Risk Oversight & Committee Structure
- Proxy Statement
- Governance Policies
- Our Approach to Tax
- Corporate Structure

Forward Looking Statements

Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war (including the Russia-Ukraine War) or terrorism or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, privacy and data protection, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (17) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (18) the ability to manage the uncertainties, sanctions and economic effects from the war between Russia and Ukraine; and (19) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

The following provides definitions of the non-GAAP measures used in Procter & Gamble's July 28, 2023, earnings call, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results.

The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors, as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation.

These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.

The following measures are provided:
1.	Organic sales growth — page 3
2.	Core EPS and currency-neutral Core EPS — page 4
3.	Core gross margin and currency-neutral Core gross margin — page 6
4.	Core operating margin and currency-neutral Core operating margin — page 6
5.	Adjusted free cash flow and adjusted free cash flow productivity — page 7

Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of the July 1, 2018, adoption of the new accounting standard for “Revenue from Contracts with Customers,” acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is used in assessing the achievement of management goals for at-risk compensation.

Core EPS and currency-neutral Core EPS: Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per common share from continuing operations excluding items that are not judged by management to be part of the Company’s sustainable results or trends. Management views this non-GAAP measure as a useful supplemental measure of Company performance over time. This measure is also used in assessing the achievement of management goals for at-risk compensation. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following:
•
Charges for early debt extinguishment: During fiscals 2021, 2018 and 2017, the Company recorded after-tax charges due to the early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

•
Incremental Restructuring: The Company has historically had an ongoing restructuring program with annual spending in the range of $250 to $500 million before tax. Starting in 2012 through fiscal 2020, the Company had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges. The adjustment to Core earnings includes only the restructuring costs above the normal recurring level of restructuring costs.

•
Gain on Dissolution of the PGT Healthcare Partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, during fiscal 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business; the Company recognized an after-tax gain on the dissolution.

•
Shave Care Impairment: In fiscal 2019, the Company recognized a one-time, non-cash, after-tax charge of $8.0 billion to adjust the carrying value of the Shave Care reporting unit. This was comprised of a before- and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion to reduce the carrying value of the Gillette indefinite-lived intangible asset.

•
Anti-Dilutive Impacts: The Shave Care impairment charges caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per common share) to be anti-dilutive. Accordingly for U.S. GAAP diluted net earnings per common share, the instruments were not assumed to be converted or exercised. Specifically, in fiscal 2019, certain of our outstanding preferred shares and share-based equity awards were not included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments were dilutive for non-GAAP earnings per share.

•
Transitional Impacts of the U.S. Tax Act: The U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”) in December 2017. This resulted in a net charge for the fiscal year 2018. The adjustment to core earnings includes only this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on pre-tax earnings.

•
Venezuela B/S remeasurement & devaluation impacts: Venezuela is a highly inflationary economy under U.S. GAAP. Prior to deconsolidation, the government enacted episodic changes to currency exchange mechanisms and rates, which resulted in currency remeasurement charges for non-dollar denominated monetary assets and liabilities held by our Venezuelan subsidiaries in fiscal 2015.

•
Charges for Certain European legal matters: Several countries in Europe issued separate complaints alleging that the Company, along with several other companies, engaged in violations of competition laws in prior periods. In fiscal 2015, the Company incurred after-tax charges of $11 million to adjust legal reserves related to these matters.

•
Venezuela deconsolidation charges: For accounting purposes, evolving conditions resulted in a lack of control over our Venezuelan subsidiaries. Therefore, in accordance with the applicable accounting standards for consolidation, effective June 30, 2015, we deconsolidated our Venezuelan subsidiaries and began accounting for our investment in those subsidiaries using the cost method of accounting. The charge was incurred to write off our net assets related to Venezuela.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation.

Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange.

Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and adjusted for certain other items as indicated. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings adjusted as indicated. Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. This measure is used by management in making operating decisions, allocating financial resources and for budget planning purposes.

1. Organic sales growth:

Three Months Ended June 30, 2023	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	8%	4%	(1)%	11%
Grooming	3%	5%	—%	8%
Health Care	3%	2%	—%	5%
Fabric Care & Home Care	5%	2%	1%	8%
Baby, Feminine & Family Care	7%	3%	(1)%	9%
Total Company	5%	3%	—%	8%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Fiscal Year Ended June 30, 2023	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Total Company	2%	5%	—%	7%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Q3 FY 2023	4%	4%	(1)%	7%
Q2 FY 2023	(1)%	6%	—%	5%
Q1 FY 2023	1%	6%	—%	7%
Q4 FY 2022	3%	4%	—%	7%
Q3 FY 2022	7%	3%	—%	10%
Q2 FY 2022	6%	—%	—%	6%
Q1 FY 2022	5%	(1)%	—%	4%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Fiscal Years

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
FY 2022	5%	2%	—%	7%
FY 2021	7%	(1)%	—%	6%
FY 2020	5%	2%	(1)%	6%
FY 2019	1%	4%	—%	5%
FY 2018	3%	(2)%	—%	1%
FY 2017	—%	2%	—%	2%
FY 2016	(8)%	6%	3%	1%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods, the impact from the July 1, 2018, adoption of the new accounting standard for “Revenue from Contracts with Customers,” the impact of India Goods and Services Tax implementation in FY 2018, the impact of Venezuela deconsolidation in 2016 and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2024 (Estimate)	+3% to +4%	+1%	+4% to +5%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:
	Three Months Ended June 30
	2023	2022
Diluted Net EPS	$1.37	$1.21
Adjustments*	—	—
Core EPS	$1.37	$1.21
Percentage change vs. prior period Core EPS	13%
Currency Impact to Earnings	0.11
Currency-Neutral Core EPS	$1.48
Percentage change vs. prior period Core EPS	22%
* For the three months ended June 30, 2023, compared with the three months ended June 30, 2022, there were no adjustments to or reconciling items for diluted EPS.

	Fiscal Year Ended June 30
	2023	2022
Diluted Net EPS	$5.90	$5.81
Adjustments*	—	—
Core EPS	$5.90	$5.81
Percentage change vs. prior period Core EPS	2%
Currency Impact to Earnings	0.55
Currency-Neutral Core EPS	$6.45
Percentage change vs. prior period Core EPS	11%
* For the fiscal year ended June 30, 2023, compared with the fiscal year ended June 30, 2022, there were no adjustments to or reconciling items for diluted EPS.

Core EPS and Currency-Neutral Core EPS
Current and Prior Fiscal Years

	2023	2022	2021	2020	2019	2018	2017	2016	2015
Diluted Net Earnings Per Common Share from Continuing Operations, attributable to P&G	$5.90	$5.81	$5.50	$4.96	$1.43	$3.67	$3.69	$3.49	$2.84
Early Debt Extinguishment Charges			0.16			0.09	0.13
Incremental Restructuring				0.16	0.13	0.23	0.10	0.18	0.17
Gain on PGT Dissolution					(0.13)
Shave Care Impairment					3.03
Anti-dilutive Impacts					0.06
Transitional Impact of U.S. Tax Act						0.23
Venezuela B/S Remeasurement and Devaluation Impacts									0.04
Charges for Pending European Legal Matters									0.01
Venezuela Deconsolidation Charges									0.71
Rounding									(0.01)
Core EPS	$5.90	$5.81	$5.66	$5.12	$4.52	$4.22	$3.92	$3.67	$3.76
Core EPS growth vs prior year	2%	3%	11%	13%	7%	8%	7%	(2)%
Currency Impact to Earnings	0.55	0.11	0.04	0.15	0.35	(0.05)	0.15	0.35
Currency-Neutral Core EPS	$6.45	$5.92	$5.70	$5.27	$4.87	$4.17	$4.07	$4.02
Percentage change vs. prior period Core EPS	11%	5%	11%	17%	15%	6%	11%	7%
2018 – 2023 Core EPS growth	40%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Prior Quarters

	Q1 FY22	Q1 FY21	Q2 FY22	Q2 FY21	Q3 FY22	Q3 FY21	Q4 FY22	Q4 FY21	Q1 FY23	Q1 FY22	Q2 FY23	Q2 FY22	Q3 FY23	Q3 FY22
Diluted Net EPS	$1.61	$1.63	$1.66	$1.47	$1.33	$1.26	$1.21	$1.13	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33
Early Debt Extinguishment				0.16
Rounding				0.01
Core EPS	$1.61	$1.63	$1.66	$1.64	$1.33	$1.26	$1.21	$1.13	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33
Percentage change vs. prior period Diluted Net EPS	(1)%		1%		6%		7%		(2)%		(4)%		3%
Currency Impact to Earnings	(0.03)		0.02		0.05		0.08		0.16		0.16		0.13
Currency-Neutral Core EPS	$1.58		$1.68		$1.38		$1.29		$1.73		$1.75		$1.50
Percentage change vs. prior period Core EPS	(3)%		2%		10%		14%		7%		5%		13%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Currency-neutral EPS
Guidance

Total Company	Diluted EPS Growth	Impact of FX	Currency-neutral EPS Growth
FY 2024 (Estimate)	+6% to +9%	3%	+9% to +12%

3. Core gross margin and currency-neutral Core gross margin:
	Three Months Ended June 30
	2023	2022
Gross Margin	48.4%	44.6%
Adjustments*	—	—
Core Gross Margin	48.4%	44.6%
Basis point change vs. prior year Core gross margin	380
Currency Impact to Margin	0.7%
Currency-Neutral Core Gross Margin	49.1%
Basis point change vs prior year Core gross margin	450
* For the three months ended June 30, 2023, compared with the three months ended June 30, 2022, there were no adjustments to or reconciling items for gross margin.

	Fiscal Year Ended June 30
	2023	2022
Gross Margin	47.9%	47.4%
Adjustments*	—	—
Core Gross Margin	47.9%	47.4%
Basis point change vs. prior year Core gross margin	50
Currency Impact to Margin	0.5%
Currency-Neutral Core Gross Margin	48.4%
Basis point change vs prior year Core gross margin	100
* For the fiscal year ended June 30, 2023, compared with the fiscal year ended June 30, 2022, there were no adjustments to or reconciling items for gross margin.

4. Core operating margin and currency-neutral Core operating margin:
	Three Months Ended June 30
	2023	2022
Operating Margin	20.3%	18.4%
Adjustments*	—
Core Operating Margin	20.3%	18.4%
Basis point change vs. prior year Core operating margin	190
Currency Impact Margin	1.2%
Currency-Neutral Core Operating Margin	21.5%
Basis point change vs. prior year Core operating margin	310
* For the three months ended June 30, 2023, compared with the three months ended June 30, 2022, there were no adjustments to or reconciling items for operating margin.

	Fiscal Year Ended June 30
	2023	2022
Operating Margin	22.1%	22.2%
Adjustments*	—
Core Operating Margin	22.1%	22.2%
Basis point change vs. prior year Core operating margin	(10)
Currency Impact Margin	1.1%
Currency-Neutral Core Operating Margin	23.2%
Basis point change vs. prior year Core operating margin	100
* For the fiscal year ended June 30, 2023, compared with the fiscal year ended June 30, 2022, there were no adjustments to or reconciling items for operating margin.

5. Adjusted free cash flow and adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended June 30, 2023
Operating Cash Flow	Capital Spending	Adjusted Free Cash Flow	Net Earnings	Adjusted Free Cash Flow Productivity
$5,341	$(734)	$4,607	$3,392	136%

Fiscal Year Ended June 30, 2023
Operating Cash Flow	Capital Spending	U.S. Tax Act Payments	Adjusted Free Cash Flow	Net Earnings	Adjusted Free Cash Flow Productivity
$16,848	$(3,062)	$225	$14,011	$14,738	95%

Adjusted Free Cash Flow and Adjusted Free Cash Flow Productivity
Current and Prior Fiscal Years

Fiscal Year	Operating Cash Flow	Capital Spending	Adjustments to Operating Cash Flow*	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings**	Net Earnings as Adjusted	Adjusted Free Cash Flow Productivity
2023	$16,848	$(3,062)	$225	$14,011	$14,738	—	$14,738	95%
2022	$16,723	$(3,156)	$225	$13,792	$14,793	—	$14,793	93%
2021	$18,371	$(2,787)	$225	$15,809	$14,352	$427	$14,779	107%
2020	$17,403	$(3,073)	$543	$14,873	$13,103	—	$13,103	114%
2019	$15,242	$(3,347)	$235	$12,130	$3,966	$7,625	$11,591	105%
2018	$14,867	$(3,717)	—	$11,150	$9,861	$845	$10,706	104%
2017	$12,753	$(3,384)	$418	$9,787	$15,411	$(4,990)	$10,421	94%
2016	$15,435	$(3,314)	—	$12,121	$10,604	$(72)	$10,532	115%
2015	$14,608	$(3,736)	$729	$11,601	$7,144	$4,187	$11,331	102%
2014	$13,958	$(3,848)	—	$10,110	$11,785	—	$11,785	86%
10-Year Average				$12,538			$12,378	101%
* Adjustments to Operating Cash Flow include transitional tax payments resulting from the U.S. Tax Act in fiscals 2023, 2022, 2021, 2020 and 2019; tax payments related to the Merck OTC Consumer Healthcare acquisition in fiscal 2020; tax payments related to the Beauty Brands divestiture in fiscal 2017; and tax payments related to the Pet Care divestiture in fiscal 2015.
** Adjustments to Net Earnings include early debt extinguishment charges in fiscal 2021; Shave Care impairment charges and the gain on the dissolution of the PGT Healthcare partnership in fiscal 2019; transitional impact of the U.S. Tax Act in fiscal 2018; losses on early debt extinguishment in fiscals 2018 and 2017; the gain on the sale of the Beauty Brands business in 2017; the gain on the sale of the Batteries business in fiscal 2016; the Batteries business impairment charges in fiscals 2016 and 2015; and the Venezuelan deconsolidation charge in fiscal 2015.